Filed pursuant to Rule 497(e)

Registration No. 333-07305

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra RobecoSAM Global Equity Fund

Institutional Class Shares (FSGLX)

Frontegra Timpani Small Cap Growth Fund

Institutional Class Shares (FTSGX)

Class Y Shares (FTSYX)

Frontegra Netols Small Cap Value Fund

Institutional Class Shares (FNSVX)

Class Y Shares (FNSYX)

Frontegra Phocas Small Cap Value Fund

Institutional Class Shares (FPSVX)

Frontegra MFG Core Infrastructure Fund

Institutional Class Shares (FMGIX)

Frontegra MFG Global Equity Fund

Institutional Class Shares (FMGEX)

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectuses of the above Funds dated October 31, 2013.  Each of the Frontegra RobecoSAM Global Equity Fund (the “RobecoSAM Global Equity Fund”), the Frontegra Timpani Small Cap Growth Fund (the “Timpani Small Cap Growth Fund”), the Frontegra Netols Small Cap Value Fund (the “Netols Small Cap Value Fund”), the Frontegra Phocas Small Cap Value Fund (the “Phocas Small Cap Value Fund”), the Frontegra MFG Core Infrastructure Fund (the “MFG Core Infrastructure Fund”), and the Frontegra MFG Global Equity Fund (the “MFG Global Equity Fund”) is a series of Frontegra Funds, Inc. (the “Company”) (individually, a “Fund,” and collectively, the “Funds”).  The audited financial statements for each Fund for the fiscal period ended June 30, 2013, are incorporated herein by reference to the Company’s 2013 Annual Report.  Copies of the Prospectuses and/or the 2013 Annual Report are available without charge upon request to the above address or toll-free telephone number, or you can visit the Funds’ website at http://www.frontegra.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated October 31, 2013 and supplemented November 22, 2013.

You should rely only on the information contained in this SAI and the Prospectuses dated October 31, 2013.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

Each Fund, except the MFG Global Equity Fund, is a diversified series of the Company.  The MFG Global Equity Fund is non-diversified.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers six separate series.  The Board of Directors of the Company (the “Board”) has established three classes of shares of common stock:  Institutional Class, Class Y and Service Class.  The Company is authorized to issue 2,000,000,000, $.01 par value, shares of common stock in series and classes.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares
Frontegra RobecoSAM Global Equity Fund
Institutional Class	50,000,000

Frontegra Timpani Small Cap Growth Fund
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Netols Small Cap Value Fund
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Phocas Small Cap Value Fund
Institutional Class	100,000,000

Frontegra MFG Core Infrastructure Fund
Institutional Class	50,000,000

Frontegra MFG Global Equity Fund
Institutional Class	100,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights.  Each share of common stock is entitled to participate in distributions of investment company taxable income and net capital gain as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

The Frontegra HEXAM Emerging Markets Fund (the “HEXAM Fund”) and the Lockwell Small Cap Value Fund (the “Lockwell Fund”) liquidated on July 31, 2013, and September 27, 2013, respectively.  As a result, the HEXAM Fund and the Lockwell Fund are no longer series of the Company.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of each of the Netols Small Cap Value Fund, Timpani Small Cap Growth Fund and MFG Global Equity Fund is capital appreciation.  The investment objective of the RobecoSAM Global Equity Fund is long-term capital growth.  The investment objective of the MFG Core Infrastructure Fund is long-term capital appreciation.  The investment objective of the Phocas Small Cap Value Fund is long-term total investment through capital appreciation.  These investment objectives may not be changed without shareholder approval.  Each Fund is diversified, except for the MFG Global Equity Fund, which is non-diversified.

The following is a complete list of each Fund’s fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of each Fund’s outstanding voting securities.  As used herein, a “majority of each Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

Each Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  This restriction does not apply to the MFG Global Equity Fund, which is non-diversified.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Funds’ non-fundamental operating policies which may be changed by the Board without shareholder approval.

Each Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

With the exception of the policy set out in item 3 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies, and techniques that are described in the applicable Prospectus.

Recent Market Conditions

In recent years, U.S. and international markets have experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Accordingly, the following securities may be subject to increased risks.

Convertible Securities and Preferred Stocks

The Funds may invest in convertible securities, which are debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities.  The Funds may also invest in preferred stocks, which are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

Corporate Debt Securities

The Phocas Small Cap Value Fund may invest in corporate debt securities.  Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Corporate debt securities may be acquired with warrants attached.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.

Depositary Receipts

The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  ADRs include American Depository shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of each Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

Each Fund may, but is not required to, use derivatives for hedging purposes or, in certain circumstances, in order to enhance a Fund’s return in non-hedging situations.

General Description of Hedging Strategies.  The Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

Each Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the Commodities Futures Trading Commission.  In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”).  Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value.  Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies.  In connection with futures or options transactions, unless the transactions are covered in accordance with SEC positions, the Funds will maintain a segregated account with its custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the S&P 500 or the Value Line Composite Index or a narrower market index, such as the S&P 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks.  Successful use by the Funds of options on stock indexes will be subject to the ability of an Adviser or subadviser, as applicable, to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund.  Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts.  The Funds may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA.  Each Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts.  The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out.  Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position.  The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds’ net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Options on Futures.  The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds’ securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  A Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when an Adviser or subadviser, as applicable, believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of a Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions.  If a call option written by a Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund.  If a call option written by a Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules.  All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

Exchange-Traded Funds and Other Investment Companies

The Funds may invest in securities issued by Exchange Traded Funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Funds from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The Funds may invest in money market mutual funds or securities of other investment companies investing in short-term debt securities as a temporary strategy, pending reinvestment or when attractive equity investments are unavailable.  The Funds may invest their assets in ETFs that hold international equities, including the securities of one or more emerging market companies.  The Funds may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Funds may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity.  The Funds may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to a Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Funds bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Foreign Investment Companies

Some of the securities in which the Funds invest may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Foreign Securities and Currencies

The Funds may invest directly in securities of non-U.S. companies.  The RobecoSAM Global Equity, MFG Global Equity, MFG Core Infrastructure and Timpani Small Cap Value Funds will invest 80% of their net assets in a diversified portfolio of U.S. and non-U.S. companies.  The Netols Small Cap Value and Phocas Small Cap Value Funds may invest in foreign securities as a non-principal investment strategy.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, each Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.  Forward currency transactions are over the counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Furthermore, beginning in 2014, the United States will impose a 30% withholding tax, which is generally non-refundable, on certain payments to certain foreign entities which could affect a Fund’s return on a foreign security.

Illiquid Securities

The Funds may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, and repurchase agreements with maturities in excess of seven days.  However, none of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities may be treated as liquid securities if they meet the criteria in the Funds’ liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated to each Fund’s respective adviser or subadviser, as applicable, the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  The Board has directed each adviser or subadviser, as applicable, to look to such factors as (i) the frequency of trades and quotes for the security, (ii) the willingness of dealers to undertake to make a market in the security, and (iii) the nature of the market for a security (including the time needed to dispose of the security).

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, any of the Funds should be in a position where more than

15% of the value of their respective net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Initial Public Offerings

The Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public, typically to raise additional capital.  Shares are given a market value reflecting expectations for the company’s future growth.  The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  In addition, an Adviser or subadviser cannot guarantee continued access to IPOs.

Investment Grade Debt Obligations

The Funds may invest in investment grade debt obligations, which include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Funds do not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund’s interest.  Payments in lieu of dividends received by the Funds on the loaned securities are not treated as “qualified dividend income” for tax purposes.

Line of Credit

The Funds may borrow money from banks to the extent allowed (as described above under “Fund Policies: Fundamental and Non-Fundamental”) to meet shareholder redemptions.  The Funds may enter into a line of credit with a bank in order to provide short-term financing, if necessary, in connection with shareholder redemptions.

Master Limited Partnerships (MLPs)

The MFG Core Infrastructure Fund may invest in MLPs.  An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities.  An investment in MLP interests involves some risks that differ from investments in the common stock of a corporation.  Holders of MLP interests have limited control on matters affecting the partnership.  The benefit of investing in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

Mortgage- and Other Asset-Backed Securities

The RobecoSAM Global Equity Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.  Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).  Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not first-lien mortgage loans or interests therein.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.  Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.  As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities which receive differing proportions of the interest and principal payments from the underlying assets.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.  With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Participatory Notes

The RobecoSAM Global Equity Fund may gain exposure to securities in certain foreign markets through investment in participatory notes (“P-Notes”).  P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market (for example, the shares of a company incorporated in India and listed on the Bombay Stock Exchange).  The terms of P-Notes vary widely.  P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants.  The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security.  However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.  P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Funds to certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate.  For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign company or foreign securities market that it seeks to replicate.  As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security.  Therefore, if such counterparty were to become insolvent, the Fund would lose its investment.  The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers.  P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Real Estate Investment Trust (“REITs”)

The Funds may invest in REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.  A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for the special tax treatment available to REITs, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of its securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  An Adviser or subadviser, as applicable, will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Reverse Repurchase Agreements

The Phocas Small Cap Value Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions.  In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to the Fund’s fundamental investment restrictions.  A Fund will set aside permissible liquid assets in a segregated account or otherwise secure its obligation to repurchase the security in accordance with SEC guidelines.

The reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Short-Term Fixed Income Securities

The Netols Small Cap Value Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose.  The RobecoSAM Global Equity and Phocas Small Cap Value Funds may each invest up to 30% of its total assets in cash and short-term fixed income securities for any purpose.  Each Frontegra Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   When a Fund takes a temporary position, the Fund may not achieve its investment objective.   Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the

Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  The Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship in 2008.  In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a new secured lending credit facility and has agreed to provide up to $200 billion of capital to each entity as needed.  However, there is no assurance that such actions will be successful.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable.  If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  The maximum insurance payable by the Federal Deposit Insurance Corporation (“FDIC”) as to any one certificate of deposit was increased permanently from $100,000 to $250,000 per depositor.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Funds may enter into repurchase agreements with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  Each Fund’s adviser or subadviser, as applicable, monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  The adviser or subadviser, as applicable, does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between a Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Funds at any time.  Each Fund’s adviser or subadviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (“Frontegra” or an “Adviser”), Timpani Capital Management LLC (“Timpani” or an “Adviser”) or a subadviser, as applicable, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Funds may also invest in the short-term investment funds of their custodial bank.

Sovereign Debt

The Phocas Small Cap Value Fund may invest in sovereign debt.  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.  Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports.  Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves.  Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment.  The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations.  In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.  At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.  Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.  Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt.  There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund.  Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors.  Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (“IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds.  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.  Investors should recognize that Brady Bonds do not have a long payment history.  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds.  Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics.  The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.  Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Swaps Transactions

The RobecoSAM Global Equity Fund may enter into credit default, interest rate and total return swaps.  The Fund may also enter into interest rate caps, floors and collars.  In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return.  As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index.  As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.  Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.  Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured.  However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund.  The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred.

If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that the Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.  The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the subadviser.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  If the subadviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Utilities Companies

Utilities companies in which the MFG Core Infrastructure Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas.  The MFG Core Infrastructure Fund will invest significantly in securities of utilities companies and may be susceptible to adverse economic or regulatory occurrences affecting that industry.  Investing in the utilities industry may involve additional risks, such as high interest costs in connection with capital construction and improvement programs; difficulty in raising capital; unfavorable government rate regulation; risks regulated to environmental and other regulatory compliance costs; negative effectives of an economic slowdown or recession; and increased competition from other utilities providers.

Companies in the utilities industry may be subject to regulation by various governmental authorities and may be subject to special tariffs and changes in tax laws, regulatory policies and accounting standards.  In addition, there are substantial differences between regulations that apply among different jurisdictions and agencies.  Changes in climate can also negatively affect the financial condition of utility companies.

When-Issued Securities

The RobecoSAM Global Equity and Phocas Small Cap Value Funds may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, a Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Portfolio Turnover

A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently as high as 39.6% for tax years beginning after December 31, 2012).

The portfolio turnover rate for the Frontegra Phocas Small Cap Value Fund was 196% and 50% for the fiscal years ended June 30, 2013, and June 30, 2012, respectively. The Fund’s portfolio turnover rate increased in 2013 as a result of significant decreases in the Fund’s assets.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, due to his ownership interest in and positions with Frontegra, and its affiliates, Timpani and Frontegra Strategies, LLC.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director

David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. (“CFI”) from 1994 to 2011.  CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				6	None

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director

Steven K. Norgaard 400 Skokie Blvd. Suite 500 Northbrook, Illinois 60062 Year of Birth : 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard received his B.S. in Accountancy from University of Illinois in 1987 and his J.D. from the University of Chicago in 1990. He has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an associate at McDermott, Will & Emery.	6	Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund, Inc. and The First Opportunity Fund, Inc.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and Chairman of The Snyder Family Foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	IronBridge Funds, Inc. (with oversight of four portfolios)

Interested Director and Officers
Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director

William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director	Elected annually by the Board; since August 2008 (co-president from 1996 – 2008). Indefinite; since May 1996.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds’ shares, since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm (“Frontier”).  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				6	None

Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008.  Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011.  She served as Chief Financial Officer of Timpani from April 2008 to March 2010.  Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011.  Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director

Robert A. Nanney Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1979	Vice President and Secretary	Elected annually by the Board; Vice President and Secretary since May 2013.

Mr. Nanney received his B.A. from Loyola University Chicago in 2002 and his juris doctorate degree from Loyola University Chicago School of Law in 2005. Mr. Nanney has been in-house counsel of Frontegra since May 2011. Mr. Nanney has served as in-house counsel and Chief Compliance Officer of Timpani since July 2011. From March 2008 until May 2011, Mr. Nanney served as associate general counsel of Superfund Asset Management, Inc., an introducing broker, and from May 2006 until March 2008, he served as a tax associate for Wealth & Tax Advisory Services, Inc., a tax consulting firm.

				N/A	N/A

(1)

The Frontegra Funds consist of six separate series.

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of three independent directors, Mr. Heald, Mr. Norgaard and Mr. Snyder, and one interested director, Mr. Forsyth.  Mr. Heald is the lead independent director.  The Board has not designated a chairman.  As President of the Company, Mr. Forsyth is the presiding officer at all meetings of the Board in the absence of a designated chairman.  As President, Mr. Forsyth serves as chief executive officer of the Company.  In the event the Board was to designate a chairman, the Chairman of the Board would preside at each meeting of the Board and have general supervision of the business of the Company and its officers.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, together with the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board has two standing committees – an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2013, the Audit Committee met two times.  The three independent directors – Mr. Heald, Mr. Norgaard and Mr. Snyder – form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.

The Nominating Committee is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified  to serve as directors of the Company and recommending to the Board the candidates for election to the Board.  The Nominating Committee will consider nominees recommended by shareholders. Shareholders should submit recommendations in writing to the President of the Company. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Company as defined in the 1940 Act; any other information the Funds would be required to include in a proxy statement if the person was nominated; and the name and address of the person submitting the recommendation, together with the number of shares of the Funds held by such person and the period for which shares were held. The Committee is also responsible for reviewing the compensation of the Independent Directors and implementing the Company’s retirement policy.  The Nominating Committee did not meet during the fiscal year ended June 30, 2013.  The three independent directors – Mr. Heald, Mr. Norgaard and Mr. Snyder – form the Nominating Committee.  Mr. Snyder is the Chairman of the Nominating Committee.

The Board’s role is one of oversight rather than management.  Management of the Funds is overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  Each Adviser reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Company as a whole.  Each Adviser reports to the CCO and/or the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds and the Company.

The Board has appointed the CCO who reports directly to the independent directors.  The CCO attends all Board meetings and presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information reported to the Board or Fund management by the Advisers, subadvisers and service providers to the Frontegra Funds regarding various compliance, investment, business and other risk management issues.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and owns 100% of Frontegra.  He also is President of the Distributor and is a partner of Frontier, established in 1993.  Prior to 1993, he was a partner at Brinson Partners, Inc., an investment adviser, and was employed by Harris Trust & Savings Bank.  Through his positions with the Company and its affiliated companies, experience with investment advisers and investment companies and his employment experience, Mr. Forsyth is experienced with financial, accounting, legal, regulatory and investment matters.

David L. Heald.  Mr. Heald has served as a director of the Company since 1996.  Mr. Heald previously served as principal and director of Consulting Fiduciaries, Inc., which was a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Through his experience with investment advisers and investment companies, his employment experience and his legal training and practice, Mr. Heald is experienced with financial, accounting, legal, regulatory and investment matters.

Steven K. Norgaard.  Mr. Norgaard has served as a director of the Company since 2013. Mr. Norgaard is an attorney and certified public accountant.  Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C.  Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery.  In addition, he serves as an independent director on the Board of Directors of the Boulder Growth & Income Fund, Inc., the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end mutual fund.  Through his employment and investment company experience, Mr. Norgaard is experience with financial, accounting, legal, regulatory and investment matters.

James M. Snyder.  Mr. Snyder has served as a director of the Company since 2002.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, most recently as Executive Vice President and Vice Chairman of Global Investments.  Additionally, Mr. Snyder serves as the independent chair on the Board of Directors of another investment company.  Through his accounting training and employment and investment company experience, Mr. Snyder is experienced with financial, accounting, legal, regulatory and investment matters.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Frontegra family of Funds as of December 31, 2012, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	RobecoSAM Global Equity Fund	HEXAM Emerging Markets Fund (1)	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	MFG Core Infrastructure Fund	MFG Global Equity Fund	Lockwell Small Cap Value Fund (1)	Aggregate Dollar Range of Equity Securities Beneficially owned in Frontegra Family of Funds

William D. Forsyth III(2)	None	Over $100,000	Over $100,000	None	None	None	Over $100,000	None	Over $100,000

David L. Heald	None	None	None	$50,001-$100,000	None	None	None	None	$50,001-$100,000

James M. Snyder	None	None	None	None	None	Over $100,000	None	None	Over $100,000

________________

 (1)

As described above under “Fund Organization – Recent Events”, the HEXAM Fund and the Lockwell Fund were liquidated on September 27, 2013, and July 31, 2013, respectively.

(2) This director is deemed an “interested person” as defined in the 1940 Act.

Mr. Norgaard joined the Board on October 1, 2013.  As of December 31, 2012, he did not have an ownership interest in any of the Frontegra Funds.

As of September 30, 2013, officers and directors of the Company, as a group, owned less than 1.0% of the RobecoSAM Global Equity Fund, Netols Small Cap Value Fund, Phocas Small Cap Value Fund and MFG Global Equity Fund, 23.4% of the Timpani Small Cap Growth Fund, and 3.0% of the MFG Core Infrastructure Fund.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Advisers do not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, Mr. Forsyth, Ms. Dilworth and Mr. Nanney do not receive any remuneration from the Funds for their services as director and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of the Company.  From time to time, the Funds may pay compensation services to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2013.

Name of Director	RobecoSAM Global Equity Fund	HEXAM Emerging Markets Fund (1)	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	MFG Core Infrastructure Fund	MFG Global Equity Fund	Lockwell Small Cap Value Fund (1)	Total Compensation from Funds and Fund Complex(2)
William D. Forsyth III(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0
David L. Heald	$5,000	$5,000	$5,000	$5,000	$5,500	$5,000	$5,000	$5,500	$41,000(4)
James M. Snyder	$5,000	$5,000	$5,000	$5,000	$5,500	$5,000	$5,000	$5,500	$41,000(4)

Mr. Norgaard joined the Board on October 1, 2013.   He did not receive compensation from any of the Frontegra Funds during the fiscal year ended June 30, 2013.

________________

(1)

 As described above under “Fund Organization – Recent Events”, the HEXAM Fund and the Lockwell Fund were liquidated on September 27, 2013, and July 31, 2013, respectively.

(2)

The Frontegra Funds consist of six separate series.

(3)

Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(4)

The disinterested directors may invest their compensation in shares of the Funds.

CODES OF ETHICS

The Company, Frontegra, Timpani, the Distributor and Frontier have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani, the Distributor and Frontier.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani, the Distributor and Frontier have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to pre-clear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

RobecoSAM USA, Inc. (“RobecoSAM”) has adopted a Code of Ethics that governs all directors, officers and employees of RobecoSAM (collectively, “Access Persons”).  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to pre-clear most transactions with RobecoSAM compliance personnel, to disclose all securities holdings and to submit quarterly transaction reports.

Netols Asset Management, Inc. (“Netols”) has adopted a Code of Ethics that governs the personal trading activities of all “Access Persons,” which include officers as well as certain employees and control persons who have access to non-public information regarding the purchase and sale of securities by Netols and/or client portfolio holdings.  The Code of Ethics permits access persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires access persons to pre-clear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.

Phocas Financial Corporation (“Phocas”) has adopted a Code of Ethics that governs the personal trading activities of all “Employees,” which include all directors and officers of Phocas and each Employee who has access to non-public information regarding the purchase and sale of securities by Phocas.  The Code of Ethics permits Employees to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Employees to pre-clear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by Employees in certain circumstances, such as the purchase of securities in an initial public offering and the purchase of private placement securities.

MFG Asset Management (“MFG”) has adopted a Code of Ethics and Personal Trading Policy that govern all executive directors, officers and employees of MFG (collectively, “Supervised Persons”).  The Personal Trading Policy permits Supervised Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Personal Trading Policy requires Supervised Persons to pre-clear all transactions with MFG compliance personnel.  In addition, Supervised Persons and other access persons are required to disclose all securities holdings and to submit quarterly transaction reports.

PRINCIPAL SHAREHOLDERS

As of September 30, 2013, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of any Fund:

Name and Address	Fund and Class	No. Shares	Percent of Fund
Charles Schwab & Company FBO Benefit of Customers* 211 Main St. San Francisco, CA 94105	RobecoSAM Global Equity Fund	1,064,056	82.37%

Name and Address	Fund and Class	No. Shares	Percent of Fund

NFS LLC FEBO U.S. Bank N.A.* 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	RobecoSAM Global Equity Fund	137,200	10.62%

NFS LLC FEBO Charitable Gift Fund 200 Seaport Blvd Boston, MA 02210	MFG Global Equity Fund	7,511,581	21.71%

Charles Schwab & Company Inc.* 211 Main Street San Francisco, CA 94105	MFG Global Equity Fund	4,345,620	12.56%

Mac & Company* P.O. Box 3198 Pittsburgh, PA 15230	MFG Global Equity Fund	3,524,454	10.19%

BMO Harris Bank* SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	MFG Global Equity Fund	3,067,837	8.87%

The Rockefeller Foundation 420 5th Ave., Floor 22 New York, NY 10018	MFG Global Equity Fund	2,901,708	8.39%

National Philanthropic Trust 165 Township Line Rd, Ste 150 Jenkintown, PA 19046	MFG Global Equity Fund	1,877,895	5.43%

Magellan Financial Group Ltd. 1 Castlereagh St. Sydney NSW 2000 Australia	MFG Core Infrastructure Fund	256,156	40.25%

Charles Schwab & Company Inc.* 211 Main Street San Francisco, CA 94105	MFG Core Infrastructure Fund	233,832	36.74%

Sunnyside Foundation Inc.* 8222 Douglas Ave., Suite 815 Dallas, TX 75255	MFG Core Infrastructure Fund	127,624	20.05%

William D. Forsyth III c/o Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, WI 53224	Timpani Small Cap Growth Fund	87,897	23.44%

Brandon M Nelson & Jennifer A Nelson JTWROS c/o Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, WI 53224	Timpani Small Cap Growth Fund	56,629	15.10%

Name and Address	Fund and Class	No. Shares	Percent of Fund

Jay P Reinhardt c/o Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, WI 53224	Timpani Small Cap Growth Fund	23,946	6.39%

NFS LLC FEBO Evil Eye Music Inc Employee Profit Sharing Plan P.O. Box 5407 Madison, WI 53705	Timpani Small Cap Growth Fund	20,807	5.55%

Patrick C Magner c/o Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, WI 53224	Timpani Small Cap Growth Fund	19,787	5.28%

NFS LLC FEBO Fiduciary Trust Company* P.O. Box 55806 Boston, MA 02205	Netols Small Cap Value Fund – Institutional Class	1,255,078	17.79%

Vanguard Fiduciary Trust Company 400 Devon Park Drive, L23 Wayne, PA 19087	Netols Small Cap Value Fund – Institutional Class	1,250,629	17.72%

Mitra & Company* c/o Marshall & Ilsley Trust Company 11270 W. Park Place, Ste 400 Milwaukee, WI 53224	Netols Small Cap Value Fund – Institutional Class	773,558	10.96%

Charles Schwab & Company FBO Benefit of Customers* 211 Main Street San Francisco, CA 94105	Netols Small Cap Value Fund – Institutional Class	686,674	9.73%

Mac & Company* P.O. Box 3198 Pittsburgh, PA 15230	Netols Small Cap Value Fund – Institutional Class	615,582	8.72%

NFS LLC FEBO The Northern Trust Company* P.O. Box 92956 Chicago, IL 60675	Netols Small Cap Value Fund – Institutional Class	490,847	6.96%

Charles Schwab & Company FBO Benefit of Customers* 211 Main St. San Francisco, CA 94105	Phocas Small Cap Value Fund	168,603	47.02%

Capinco* c/o US Bank PO Box 1787 Milwaukee, WI 53201	Phocas Small Cap Value Fund	115,681	32.26%

Name and Address	Fund and Class	No. Shares	Percent of Fund

JP Morgan Chase TTEE/Cust FBO The Retirement Plans for which TIAA-CREF Acts as Recordkeeper* 14201 North Dallas Parkway, FL 13 Dallas, TX 75254	Phocas Small Cap Value Fund	39,731	11.08%

NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans* 100 Magellan Way Covington, KY 41015	Phocas Small Cap Value Fund	26,087	7.27%

__________________

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of September 30, 2013, no person owned a controlling interest (i.e., more than 25%) in the Company.  However, Charles Schwab & Company FBO Benefit of Customers owned a controlling interest in the RobecoSAM Global Equity Fund, Magellan Financial Group Ltd. and Charles Schwab & Company Inc. owned controlling interests in the MFG Core Infrastructure Fund, and Charles Schwab & Company FBO Benefit of Customers and Capinco owned controlling interests in the Phocas Small Cap Value Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.

INVESTMENT ADVISERS AND SUBADVISERS

Investment Advisers

Frontegra Asset Management, Inc.

Frontegra is the investment adviser to the RobecoSAM Global Equity, Netols Small Cap Value, Phocas Small Cap Value, MFG Core Infrastructure and MFG Global Equity Funds.  William D. Forsyth III owns 100% of Frontegra and is President of Frontegra and the Company.  Mr. Forsyth is considered a control person of Frontegra due to his ownership of and position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra and related entities.

The investment advisory agreement (the “Frontegra Advisory Agreement”) has an initial term of two years from the date of the respective amendment relating to each Fund and is required to be approved annually by the Board or by vote of a majority of each of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Frontegra Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of each of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Frontegra Advisory Agreement, Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.  As compensation for its services, the RobecoSAM Global Equity Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.80% of the average daily net assets of the Fund, the Netols Small Cap Value Fund pays to Frontegra a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund, the Phocas Small Cap Value Fund pays to Frontegra a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Fund, the MFG Core Infrastructure Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.70% of the average daily net asset value of the Fund, and the MFG Global Equity Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund.

Pursuant to expense cap agreements between Frontegra and the Company, on behalf of each Fund, Frontegra contractually agreed to waive its management fee and/or reimburse each of the Funds to ensure that the total operating expenses for each Fund (excluding acquired paid fees and expenses), as a percentage of the average daily net asset value of each Fund (ADNA), are as follows:

Fund		Total Operating Expenses as % of ADNA
	Institutional Class / Common Shares	Class Y
RobecoSAM Global Equity Fund	1.20%	N/A
Netols Small Cap Value Fund	1.10%	1.50%
Phocas Small Cap Value Fund	1.10%	N/A
MFG Core Infrastructure Fund	0.70%	N/A
MFG Global Equity Fund	0.80%	N/A

The expense cap agreements for each Fund will continue in effect until October 31, 2014, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  Pursuant to the Frontegra Advisory Agreement, Frontegra can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Timpani Capital Management LLC

Timpani is the investment adviser to the Timpani Small Cap Growth Fund.  Timpani is majority-owned by Growth Investment Managers LLC, a holding company controlled by Brandon Nelson, Timpani’s chief investment officer and the Fund’s portfolio manager.  William D. Forsyth is an equity owner in Frontier One LLC, a holding company and the minority owner of Timpani, and is President of the Company.  Mr. Forsyth is considered a control person of Timpani due to his indirect ownership interest in Timpani.  See “Directors and Officers” for Mr. Forsyth’s positions with Timpani and related entities.

The Board has approved an advisory agreement with Timpani relating to the Timpani Small Cap Growth Fund (the “Timpani Advisory Agreement”).  The Timpani Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board or by a vote of a majority of the Timpani Small Cap Growth Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Timpani Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Timpani Small Cap Growth Fund’s outstanding voting securities or by Timpani, and will terminate automatically in the event of its assignment.

Under the terms of the Timpani Advisory Agreement, Timpani supervises the management of the Timpani Small Cap Growth Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Timpani provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Timpani Small Cap Growth Fund.  As compensation for its services, the Timpani Small Cap Growth Fund pays to Timpani a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Timpani Small Cap Growth Fund.

Pursuant to an expense cap agreement between Timpani and the Company, on behalf of the Timpani Small Cap Growth Fund, Timpani contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 1.50% of the Fund’s average daily net assets for Class Y shares and 1.10% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2014, with successive renewal terms of one year unless terminated by Timpani or the Company prior to any such renewal.  Pursuant to the Timpani Advisory Agreement, Timpani can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Subadvisers

RobecoSAM USA, Inc.

Frontegra has entered into a subadvisory agreement under which RobecoSAM serves as the subadviser to the RobecoSAM Global Equity Fund and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  RobecoSAM is a wholly-owned subsidiary of RobecoSAM AG, which is a wholly-owned subsidiary of Robeco Group N.V. (“Robeco”), a Dutch investment management firm headquartered in Rotterdam, the Netherlands.  Robeco is controlled by ORIX Corporation, a publicly-owned financial services company.  Under the agreement, RobecoSAM is compensated by Frontegra for its investment advisory services at the annual rate of 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  Additionally, RobecoSAM will reimburse Frontegra out of the subadvisory fees received for Frontegra’s expenses related to the reorganization of the predecessor RobecoSAM Fund into the Fund.

Netols Asset Management, Inc.

Frontegra has entered into a subadvisory agreement under which Netols serves as the Netols Small Cap Value Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, Netols is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  Jeffrey W. Netols is the founder, Portfolio Manager and 100% owner of Netols.

Phocas Financial Corporation

Frontegra has entered into a subadvisory agreement under which Phocas serves as the Phocas Small Cap Value Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the Fund’s average daily net assets for Fund net assets of $75,000,000 or less, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  When the Fund’s net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement.  William Schaff is considered to be a control person of Phocas due to his ownership interest in and position with Phocas.

Magellan Asset Management Limited doing business as MFG Asset Management

MFG is a wholly owned subsidiary of Magellan Financial Group Limited, a company listed on the Australian Securities Exchange.  Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the MFG Global Equity and MFG Core Infrastructure Funds and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Under the agreement, MFG is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra with respect to each Fund, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  In addition, MFG has agreed to reimburse Frontegra for a portion of the expenses incurred in connection with the organization of the Fund, as well as a portion of any expense reimbursements to the Funds made by Frontegra under the expense cap agreement.  Officers and employees of Frontegra and its affiliates hold a small ownership position in Magellan Financial Group Limited.

Advisory Fees

For the fiscal periods ended June 30, 2013, 2012 and 2011, RobecoSAM Global Equity, Netols Small Cap Value, Phocas Small Cap Value, MFG Core Infrastructure and MFG Global Equity Funds paid the following advisory fees to Frontegra under the Frontegra Advisory Agreement, and Frontegra waived or recouped the following amounts.  For the fiscal periods ended June 30, 2013, 2012 and 2011, the Timpani Small Cap Growth Fund paid the following advisory fees to Timpani under the Timpani Advisory Agreement, and Timpani waived or recouped the following amounts.

Fund / Fiscal Period Ended	Advisory Fee	(Waiver)/Recoupment	Advisory Fee After (Waiver)/Recoupment

RobecoSAM Global Equity Fund
June 30, 2013	$ 145,519	$ (78,470)	$ 67,049
June 30, 2012	$ 151,107	$ (78,884)	$ 72,223
June 30, 2011(1)	$ 8,316	$ (26,548)	$ (18,232)

Timpani Small Cap Growth Fund
June 30, 2013	$ 32,651	$ (95,252)	$ (62,601)
June 30, 2012	$ 24,928	$ (103,400)	$ (78,472)
June 30, 2011(2)	$ 4,737	$ (46,572)	$ (41,835)

Netols Small Cap Value Fund
June 30, 2013	$1,456,144	$ (121,910)	$1,334,234
June 30, 2012	$1,582,661	$ (194,049)	$1,388,612
June 30, 2011	$1,683,161	$ (53,689)	$1,629,472

Phocas Small Cap Value Fund
June 30, 2013	$ 108,121	$ (147,770)	$ (39,649)
June 30, 2012	$ 207,554	$ (146,574)	$ 60,980
June 30, 2011(3)	$ 166,416	$ (123,010)	$ 43,406

MFG Core Infrastructure Fund
June 30, 2013	$ 23,692	$ (100,062)	$ (76,370)
June 30, 2012(4)	$ 7,973	$ (66,588)	$ (58,615)

MFG Global Equity Fund
June 30, 2013	$ 1,377,580	$ (294,528)	$ 1,083,052
June 30, 2012(5)	$ 225,073	$ (95,480)	$ 129,593

____________________________________

(1)

For the period from June 10, 2011, the date on which the predecessor to the RobecoSAM Global Equity Fund was reorganized into the Fund, to June 30, 2011, the end of the Fund’s fiscal year.

(2)

For the period from March 23, 2011, the date on which the Timpani Small Cap Growth Fund commenced operations, to June 30, 2011, the end of the Fund’s fiscal year.

(3)

For the period from October 10, 2010, the date on which the predecessor to the Phocas Small Cap Value Fund was reorganized into the Fund, to June 30, 2011, the end of the Fund’s fiscal year.

(4)

For the period from January 18, 2012, the date on which the MFG Core Infrastructure Fund commenced operations, to June 30, 2012, the end of the Fund’s fiscal year.

(5)

For the period from December 28, 2011, the date on which the MFG Global Equity Fund commenced operations to June 30, 2012, the end of the Fund’s fiscal year.

Potential Conflicts of Interest

Mr. Forsyth, Frontegra’s owner and principal executive officer and an indirect equity owner of Timpani, generally devotes a substantial portion of his time to the services of Frontier Partners, Inc. (“Frontier”), a consulting/marketing firm that operates as a third-party solicitor for investment advisers.  Mr. Forsyth is the owner and a partner of Frontier and derives compensation from such positions.  Pursuant to contractual consulting arrangements, Frontier provides services to and is compensated by Timpani, Phocas and MFG.  Netols currently continues to pay Frontier a fee pursuant to the fee arrangement from a previous consulting agreement.  These arrangements may present a conflict of interest.  Frontegra may not be inclined to terminate a subadvisory relationship with Netols, Phocas or MFG when its affiliate, Frontier, is receiving compensation from such entities for other services.  Similarly, if one of these subadvisers discontinues using the services of Frontier, Frontegra may have an incentive to terminate the subadvisory agreement if the applicable Fund was underperforming, and replace the subadviser with an entity who would retain the services of Frontier and has a better potential for improving Fund performance.  With respect to Timpani, Mr. Forsyth may have an incentive to refer clients to Timpani due to his ownership interest in Timpani.  Nonetheless, the Board retains ultimate oversight over each Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus for each Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the applicable Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  In the case of the RobecoSAM Global Equity Fund, Diego D’Argenio is the lead portfolio manager of the Fund and Kai Fachinger is the deputy portfolio manager of the Fund.  In the case of the Netols Small Cap Value Fund, Timpani Small Cap Growth Fund and MFG Global Equity Fund, Jeffrey W. Netols, Brandon M. Nelson and Hamish Douglass, respectively, are the sole portfolio managers of such Funds.  None of the registered investment company clients of any adviser or subadviser pays a performance-based fee.

Other Accounts Managed by the Portfolio Managers
As of June 30, 2013

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number With Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number With Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
RobecoSAM Global Equity Fund
RobecoSAM USA, Inc.
Diego d'Argenio	0	$0	3	$233 million	0	$0	1	$94 million	0	$0
Kai Fachinger	0	$0	1	$612 million	0	$0	1	$102 million	0	$0

Timpani Small Cap Growth Fund
Timpani Capital Management LLC
Brandon M. Nelson	0	$0	2	$152 million	1	$122 million	1	$3 million	0	$0

Netols Small Cap Value Fund
Netols Asset Management, Inc.
Jeffrey W. Netols	1(1)	$43 million(1)	2	$231 million	0	$0	49	$673 million	0	$0

Phocas Small Cap Value Fund
Phocas Financial Corporation
William Schaff	3	$314 million	2	$136 million	0	$0	0	$0	0	$0
Steve Block	2	$309 million	2	$136 million	0	$0	154	$596 million	0	$0

MFG Core Infrastructure Fund
MFG Asset Management
Gerald Stack	0	$0	3	$679 million	2	$423 million	5	$1.7 billion	0	$0
Dennis Eagar	0	$0	3	$679 million	2	$423 million	5	$1.7 billion	0	$0

MFG Global Equity Fund
MFG Asset Management
Hamish Douglass	0	$0	4	$3.8 billion	4	$3.8 billion	19	$6.5 billion	7	$952 million

_____________________

(1) Netols subadvises the sub-portfolio of one other registered investment company.  The total assets represent the sub-portfolio managed by Netols.

Potential Conflicts of Interest

The subadvisers’ and Timpani’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles.

RobecoSAM Global Equity Fund – RobecoSAM USA, Inc.

RobecoSAM is an investment adviser that manages other client portfolios with positions similar to those in the portfolio that RobecoSAM manages for the RobecoSAM Global Equity Fund.  Positions are bought and sold for all clients based on their investment criteria and RobecoSAM’s investment style.  RobecoSAM manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

Timpani Small Cap Growth Fund - Timpani Capital Management LLC

Timpani’s portfolio manager advises other accounts in addition to the Timpani Small Cap Growth Fund.  These accounts may include separate accounts and private investment vehicles.   Potential conflicts may arise in connection with the portfolio manager’s management of the Timpani Small Cap Growth Fund and the management of any other accounts in areas such as the allocation of investment opportunities and the aggregation and allocation of trades.  Timpani has developed and implemented policies and procedures that are designed to ensure that the interests of all Timpani’s clients are protected.  Policies that are a part of Timpani’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.  Timpani’s Chief Compliance Officer oversees these policies and procedures.

Netols Small Cap Value Fund – Netols Asset Management, Inc.

The Netols Small Cap Value Fund portfolio manager may manage multiple accounts for multiple clients.  In addition to the Fund, these other accounts may include other mutual funds managed on a subadvisory basis, collective trust accounts and separate accounts for individuals, pension and profit sharing plans, foundations and 401(k) plans.  Netols manages potential conflicts of interest between the Fund and other types of accounts through allocation policies and procedures.  Netols has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including the Fund, participate in investment decisions involving the same securities.

Phocas Small Cap Value Fund – Phocas Financial Corporation

The portfolio managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.  The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  With respect to securities transactions for the Fund, Phocas determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction.  If Phocas believes that the purchase or sale of a security is in the best interest of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions.  Phocas will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.  Phocas does not anticipate any conflicts of interest between management of the Fund and other funds and accounts managed by the firm.  Phocas’ brokerage and trading policies ensure that no conflicts should arise between transactions involving the Fund and those involving Phocas’ separately managed accounts.

MFG Core Infrastructure Fund and MFG Global Equity Fund  – MFG Asset Management

MFG is an investment adviser that manages other client portfolios with positions similar to those in the portfolio that MFG manages for each Fund. Positions are bought and sold for all clients based on their investment criteria and MFG’s investment style.  MFG has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all MFG’s clients are protected.  Policies that are a part of MFG’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  MFG has developed trade allocation processes and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including each Fund, participate in investment decisions involving the same securities.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.

Compensation of Portfolio Managers

RobecoSAM Global Equity Fund

The compensation of the portfolio managers of the Fund is comprised of a base salary and a discretionary bonus.  The discretionary bonus is based on various factors, which may include an individual’s contribution and the overall profitability and success of RobecoSAM.

Timpani Small Cap Growth Fund

The portfolio manager of the Timpani Small Cap Growth Fund is compensated through a base salary.  The portfolio manager of the Fund also owns an indirect equity interest in Timpani and may be paid a bonus based on Timpani’s gross revenue at the end of each fiscal year.

Netols Small Cap Value Fund

Mr. Netols is the 100% owner of Netols.  He is compensated with salary plus bonus, which is based on the overall success of the firm.

Phocas Small Cap Value Fund

The portfolio managers of the Fund are compensated with a salary and bonus package.  Phocas’ bonus pool is determined by Phocas’ profits, and distributed equally after payments to Phocas’ employees who are not principals of the firm.  Phocas’ revenue is based in part on the performance and asset size of the Fund.  The portfolio managers do not participate in a company-sponsored retirement plan, and receive standard benefits commensurate with the other employees of the firm.  Portfolio managers do not receive deferred compensation.

MFG Core Infrastructure Fund and MFG Global Equity Fund

The compensation of the portfolio manager(s) of each Fund is not exclusively tied to the performance or the value of the assets in the applicable Fund.  The compensation of the portfolio manager(s) of each Fund generally depends on a range of factors including contribution to MFG, overall performance against agreed objectives, performance of the portfolios for which they have material input, as well as the overall profitability and success of MFG.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2013, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Shares Owned
RobecoSAM Global Equity Fund
Diego d'Argenio	None
Kai Fachinger	None

Timpani Small Cap Growth Fund
Brandon M. Nelson	$500,001 - $1,000,000

Netols Small Cap Value Fund
Jeffrey W. Netols	None

Phocas Small Cap Value Fund
William Schaff	$500,001 - $1,000,000
Steve Block	$50,001 - $100,000

MFG Core Infrastructure Fund
Gerald Stack	None
Dennis Eagar	None

MFG Global Equity Fund
Hamish Douglass	None

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about their portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company and each of the Advisers and subadvisers may disclose information about their respective Fund’s portfolio holdings only in the following circumstances:

•

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

Each Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 10 days after quarter end (30 days in the case of the Frontegra MFG Global Equity Fund and the Frontegra MFG Core Infrastructure Funds (the “MFG Funds”)).

•

A Fund’s top 10 holdings as of quarter end may be posted on the Company’s website no earlier than the posting of the Fund’s full portfolio holdings as of quarter end on the Company’s website, and in no event no earlier than 10 days after quarter end (30 days in the case of the MFG Funds).

•

A Fund’s top 10 holdings as of a quarter end may be included in Fund fact sheets following the posting of each Fund’s top 10 holdings as of quarter end on the Company’s website (30 days after quarter end in the case of the MFG Funds).

•

Each Fund’s full portfolio holdings as of quarter end may be included in a quarterly report provided to certain shareholders of a Fund or to consultants for their databases following posting of the portfolio holdings on the Company’s website.

•

An Adviser or subadviser may disclose Fund portfolio holdings in regulatory filings and to the Funds’ service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.  Service providers that receive disclosures of the Funds’ portfolio holdings are required to maintain the confidentiality of the information either by contract or by law.

•

The portfolio holdings as of each quarter end for each Fund will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end (30 days in the case of the MFG Funds).

Morningstar, Inc.

Thomson Financial Services

Lipper, Inc.

Vickers Stock Research Corporation

Standard & Poor’s Ratings Group

Capital Bridge, Inc.

Bloomberg L.P.

•

An Adviser or subadviser is also permitted to disclose the portfolio holding of the applicable Funds to certain service providers as indicated below:

RobecoSAM (for the RobecoSAM Global Equity Fund)

o

Institutional Shareholder Services, Inc. – daily, for proxy voting services

o

The Bank of New York Mellon – daily, for back office operational support

Timpani (for the Timpani Small Cap Growth Fund)

o

Institutional Shareholder Services, Inc. – daily, for proxy voting services

Phocas (for the Phocas Small Cap Value Fund)

o

Institutional Shareholder Services, Inc. – daily, for proxy voting services

MFG (for the MFG Core Infrastructure Fund and MFG Global Equity Fund)

o

Proxy Edge – daily, for proxy recordkeeping services

o

Mainstream FundBPO Pty Limited – daily, for back office operational support

•

A Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and an Adviser or Subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of the Board.  No compensation or other consideration may be received by the Funds an Adviser or any subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.  The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of an Adviser, subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to the Advisers the authority to vote proxies, subject to the supervision of the Board.  The Board also authorized Frontegra to delegate its authority to vote proxies to each Fund’s subadviser pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of a Fund.  In addition, the Board authorized the Advisers and each subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on a Fund’s behalf.  The Funds’ proxy voting procedures provide that, in the event of a conflict between the interests of an Adviser or a subadviser and a Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

RobecoSAM has adopted proxy voting procedures with respect to voting proxies in relation to securities held by the Fund.  RobecoSAM employs a third party service provider, Institutional Shareholder Services, Inc. (“ISS”), to assist in the voting of proxies.  RobecoSAM’s proxy voting procedures have been provided to ISS, which analyzes the proxies and makes recommendations, based on RobecoSAM’s policy, as to how to vote proxies.  Should a conflict of interest between RobecoSAM and the Fund’s interests arise, RobecoSAM will determine whether or not RobecoSAM may vote the proxy, whether legal counsel should be consulted regarding the conflict and voting the proxy, or whether the proxy in question should be referred to the Board to vote the proxy, and appropriate actions will then be taken by RobecoSAM.

Timpani’s proxy voting policies provide that Timpani will vote proxies with respect to client securities in a manner consistent with the best interest of clients and the Timpani Small Cap Growth Fund’s shareholders.  Timpani has adopted proxy voting guidelines established by Institutional Shareholder Services, Inc. (“ISS”), a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise.  Proxy solicitations that might involve a conflict of interest between Timpani and client interests will be handled in one of the following ways:

•

Vote the securities in accordance with the pre-determined policy based upon ISS recommendations;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to a U.S. registered mutual funds, a fund’s Board of Directors (or its delegates) and obtain the client’s or Board’s direction to vote the proxies.

Netols’ proxy voting policies provide that Netols will vote proxies with respect to client securities in a manner consistent with the best economic interests of its clients.  Netols has adopted proxy voting guidelines which provide that Netols generally votes in a manner that, in Netols’ opinion, will increase shareholder value.  Proxy solicitations that might involve a conflict of interest between Netols and client interests will be handled in one of the following ways:

•

Engage an independent party to determine how to vote the proxy;

•

Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

•

Refer the proxy to a client or to a representative of the client for voting purposes;

•

Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or

•

Vote in accordance with a pre-determined voting policy, as disclosed to clients.

Phocas has adopted the Institutional Shareholder Services (“ISS”) Proxy Voting Policy.  Accordingly, all proxies shall be submitted to ISS directly from the custodian and available for review and vote by Phocas’ personnel.  Phocas will generally vote in line with ISS recommendations, but reserves the right to go against the recommendation if management deems it is in the best interest of the shareholders.  The responsibility for administering and overseeing the proxy voting process lies with the CCO and President of Phocas.  Phocas’ CCO or designee will review Phocas’ Proxy Policies and update them as necessary.  Phocas’ proxy voting policies and procedures are designed to ensure that proxies are properly voted and any material conflicts are resolved in the best interest of the Fund.  If Phocas detects a conflict of interest, it will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Phocas should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on Phocas.  Each vote is ultimately cast on a case-by-case basis, taking into consideration Phocas’ contractual obligations and other relevant facts and circumstances at the time of the vote.

MFG’s proxy voting policies provide that MFG will vote proxies with respect to client securities in a manner designed to promote the economic interests of its clients.  MFG’s proxy voting guidelines provide that MFG will review proposed company resolutions on a case by case basis, exercising voting rights to ensure that companies act in the best interest of their shareholders.  If MFG determines that a proxy solicitation involves a conflict of interest between MFG and client interests, MFG may vote in accordance with client directions or vote in accordance with its pre-determined proxy voting policy.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

As used in this section, the term “Advisers” means RobecoSAM, Timpani, Netols, Phocas and MFG.

The Advisers are responsible for decisions to buy and sell securities for the applicable Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage.  The Advisers seek the best execution available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisers or the Funds.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Funds’ portfolio transactions, including futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Funds may pay mark-ups on principal transactions.  Brokerage will not be allocated based on the sale of a Fund’s shares.

For the fiscal periods ended June 30, 2013, 2012 and 2011, the Funds paid the brokerage commissions listed in the following table.

	Brokerage Commissions Paid
Fund	For the fiscal period ended June 30
	2013	2012	2011
RobecoSAM Global Equity Fund	$11,850	$14,571	$1,008 (1)
Timpani Small Cap Growth Fund	$13,251	$9,928	$3,535 (2)
Netols Small Cap Value Fund	$147,741	$147,972	$153,823
Phocas Small Cap Value Fund	$20,495	$17,444	$6,729 (3)
MFG Core Infrastructure Fund	$1,400	$1,159(4)	N/A
MFG Global Equity Fund	$68,027	$31,226(5)	N/A

_____________

(1)

For the period from June 10, 2011, the date on which the predecessor to the RobecoSAM Global Equity Fund was reorganized into the Fund, to June 30, 2011, the end of the Fund’s fiscal year.

 (2)

For the period from March 23, 2011, the date on which the Timpani Small Cap Growth Fund commenced operations, to June 30, 2011, the end of the Fund’s fiscal year.

(3)

For the period from October 10, 2010, the date on which the predecessor to the Phocas Small Cap Value Fund was reorganized into the Fund, to June 30, 2011, the end of the Fund’s fiscal year.

(4)

For the period from January 18, 2012, the date on which the MFG Core Infrastructure Fund commenced operations, to June 30, 2012, the end of the Fund’s fiscal year.

(5)

For the period from December 28, 2011, the date on which the MFG Global Equity Fund commenced operations to June 30, 2012, the end of the Fund’s fiscal year.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers and negotiating commissions, the Advisers consider several factors, including:  the firm’s reliability, the quality of its execution services on a continuing basis, its financial condition, investment and market information and other research, such as economic, securities and performance measurement research and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Advisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds.  The Advisers believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds.  The Subadvisory Agreements and Timpani Advisory Agreement provide that such higher commissions will not be paid by the Funds unless (a) the Subadvisers or Timpani determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadvisers’ or Timpani’s overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreements and Timpani Advisory Agreement; and (c) in the opinion of the Advisers, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.  The investment advisory fees paid by the Funds under the Advisory Agreements are not reduced as a result of the receipt of research services by the Advisers.  In some cases, certain Advisers may enter into client commission arrangements pursuant to which an Adviser will place a trade with a broker, who will then credit a negotiated portion of the commission to another firm as requested by an Adviser for the purpose of funding a pool to be used to pay for research products or services received by the Adviser or from other third parties.  The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Exchange Act and the SEC’s interpretative guidance relating thereto.  The table below shows the brokerage commissions paid by the following Funds to brokers that provide research services to an Adviser and the aggregate principal value of the transactions for the fiscal year ended June 30, 2013:

Fund	Amount of Research Commission Transactions	Amount of Research Commissions

Frontegra RobecoSAM Global Equity Fund	$3,184,092	$2,152

Frontegra Timpani Small Cap Growth Fund	$427,281	$497

The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents during fiscal 2013.

Fund	Regular Broker or Dealer	Amount
RobecoSAM Global Equity Fund	Barclays PLC	$247,572

The Advisers place portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisers in servicing all of their accounts.  Not all of such services may be used by the Subadvisers or Timpani in connection with the Funds.  The Advisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Advisers believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.  The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds.  In making such allocations between the Funds and other advisory accounts, the main factors considered by the Subadvisers or Timpani are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent for the Funds (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Funds a fee, computed daily and payable monthly, based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.  For the fiscal years ended June 30, 2013, 2012 and 2011, U.S. Bancorp Fund

Services, LLC received $442,292, $418,297 and $184,240, respectively, from the Company, including certain series no longer offered by the Company, for such services.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Distributor

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Funds’ shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis.  The Distributor is an affiliate of Frontegra.  As compensation for its services under the Distribution Agreement, for Class Y shares of the applicable Funds, the Distributor may be reimbursed for certain activities according to the plan adopted by the Company pursuant to Rule 12b-1 Plan, discussed below.  During each of the fiscal years ended June 30, 2013, 2012 and 2011, the Distributor did not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of each Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of each Fund on 60 days written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Plan

Class Y shares of the Timpani Small Cap Growth and Netols Small Cap Value Funds are subject to a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan authorizes payments by the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Class Y shares of these Funds.  The Plan provides that the Distributor will act as distributor of the Class Y shares of these Funds, and it permits the payment of fees to the Distributor or others, such as mutual fund supermarkets, brokers, dealers, administrators and other financial intermediaries (collectively, “Financial Intermediaries”), as reimbursement for activities primarily intended to result in the sale of shares of the Funds.  Such activities typically include advertising, compensation for sales and marketing activities by Financial Intermediaries, and the production and dissemination of prospectuses and sales and marketing materials.  To the extent any activity is one which a Fund may finance without the Plan, such Fund may also make payments to finance such activity outside the Plan and not subject to its limitations.  During the fiscal year ending June 30, 2013 Class Y shares of the Netols Small Cap Value Fund incurred Rule 12b-1 fees of $46,242, all of which was used to compensate broker-dealers.

The Plan is a reimbursement-type plan, which means that the Class Y shares of the Timpani Small Cap Growth and Netols Small Cap Value Funds pay the Distributor and other qualified recipients an amount necessary to reimburse the Distributor and Financial Intermediaries for their allocated share of expenses incurred pursuant to the Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets attributable to Class Y shares.  Payments by a Fund under the Plan may be made to reimburse the Distributor and Financial Intermediaries for services provided in connection with the distribution of these Funds’ Class Y shares to investors.  The Plan increases the Class Y shares’ expenses from what they would otherwise be.  The Funds may engage in joint distribution activities with other Class Y shares of the Frontegra Funds and to the extent the expenses are not allocated to a specific Frontegra Fund, expenses will be allocated based on a Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the independent directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the independent directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.  The Plan is designed to encourage Financial Intermediaries to provide distribution services to the Fund and holders of Class Y shares.

Interests in the Plan

Frontegra and Timpani, in their capacity as the Funds’ investment advisers, Netols in its capacity as subadviser, and the Distributor, in its capacity as principal distributor of Fund shares, have direct and/or indirect financial interests in the Plan.  Mr. Forsyth has indirect financial interests in the Plan through his control of Frontegra and the Distributor and his indirect equity ownership in Timpani.  No other “interested person” of the Funds, as defined in the 1940 Act, and no director of the Funds who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Plan, including a form of the Rule 12b-1 related agreement, was approved by the Board, including all of the directors who are not interested persons (as defined in the 1940 Act) of the Funds and have no direct or indirect financial interest in the Plan or any related agreements (the “Rule 12b-1 Independent Directors”).  The continuation of the Plan is approved annually by the Board, including a majority of the Rule 12b-1 Independent Directors.  The Board has determined that the Plan is likely to benefit Class Y shares of the Timpani Small Cap Growth and Netols Small Cap Value Funds by providing an incentive for Financial Intermediaries to engage in sales and marketing efforts on behalf of these Funds and to provide enhanced services to Class Y shareholders.  Under the Plan, the Distributor provides the Board and the directors review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  As part of this quarterly review of the Plan, the directors will consider the continued appropriateness of the Plan and the level of compensation payable thereunder.

Shareholder Services

Class Y shares of the Timpani Small Cap Growth and Netols Small Cap Value Funds and Service Class shares pay an annual shareholder servicing fee of up to 0.15% of the Class Y or Service Class shares’ average daily net asset value, as applicable, to Financial Intermediaries for providing shareholder services and maintaining shareholder accounts for their customers who are Fund shareholders.  This fee is paid to Financial Intermediaries for providing shareholder servicing activities such as record-keeping and administrative services for Class Y shareholders other than distribution services.  Shareholder servicing activities may include, but are not limited to, distributing prospectuses and other information, providing shareholders with financial statements and other reports, facilitating purchases and redemption of shares and responding to shareholder inquiries.  The Distributor is the shareholder servicing agent for the Funds.

Payments to Financial Intermediaries

The Distributor, an Adviser and/or their affiliates may pay compensation, out of their own resources and without additional cost to the Funds or their shareholders, to financial intermediaries for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds and for administrative, sub-accounting and shareholder services.  This practice is referred to as “revenue sharing.”  These payments, if made, would be in addition to the 12b-1 and shareholder servicing fees payable out of Fund assets to firms that sell Class Y shares.  Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of each Fund are sold on a continuous basis at each Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  A Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Funds in the determination of net asset value.  Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of a Fund may be purchased “in kind,” subject to the approval of an Adviser and/or subadviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of a Fund, and a Fund’s tax basis in the transferred securities will be equal to their fair market value.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUNDS

Each Fund intends to qualify and elect to be taxed as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income or excise taxes at the Fund level to the extent income and capital gains are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the sources of its income and the diversification of its assets.  Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes.  In the event a Fund fails to qualify as a “regulated investment company” and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes.  In this event, a Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions made by the Fund to the extent of its current and accumulated earnings and profits would be taxable as dividend income to the Fund’s shareholders.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions of each Fund’s investment company taxable income (which includes, generally, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income.” For non-corporate shareholders, “qualified dividend” income is eligible for the reduced federal income tax rates applicable to long-term capital gains if the shareholder meets certain holding period requirements.  For non-corporate shareholders, the maximum federal income tax rate applicable to long-term capital gains is currently 20%.

As of June 30, 2013, the Funds had the following capital loss carryforwards available, which can be carried forward indefinitely:

	Short-Term	Long-Term	Total
RobecoSAM Global Equity	$ -	$ 307,951	$ 307,951
Timpani Small Cap Growth	86,398	-	86,398

Distributions of investment company taxable income will be taxed at the ordinary income tax rate applicable to the taxpayer (for non-corporate taxpayers, currently set at a maximum of 39.6%).  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the federal income tax status of all distributions promptly after the close of each calendar year.

For tax years beginning after December 31, 2012, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax).  The Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Interest and dividends received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by the Fund.  Pursuant to the election, a Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes paid by the Fund, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014, and distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2016, to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, a Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

COST BASIS REPORTING

The Funds are required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”), when the shareholder redeem such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”), are treated as if held in a separate account from covered shares.  The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which a Fund determines which specific shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH  44115, has been selected as the independent registered public accounting firm for the Funds.  Cohen Fund Audit Services, Ltd. will audit and report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

The following audited financial statements of the Funds are incorporated herein by reference to each Fund’s Annual Report to Shareholders as filed with the SEC on August 29, 2013:

RobecoSAM Global Equity Fund

(a)

Schedule of Investments as of June 30, 2013.

(b)

Statement of Assets and Liabilities as of June 30, 2013.

(c)

Statement of Operations for the year ended June 30, 2013.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2013, and the year ended June 30, 2012.

(e)

Financial Highlights for the year ended June 30, 2013, the year ended June 30, 2012, the period ended June 30, 2011, the year ended August 31, 2010, and the period ended August 31, 2009.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 23, 2013.

Timpani Small Cap Growth Fund

(a)

Schedule of Investments as of June 30, 2013.

(b)

Statement of Assets and Liabilities as of June 30, 2013.

(c)

Statement of Operations for the year ended June 30, 2013.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2013, and the year ended June 30, 2012.

(e)

Financial Highlights for the year ended June 30, 2013, the year ended June 30, 2012 and the period ended June 30, 2011.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 23, 2013.

Netols Small Cap Value Fund

(a)

Schedule of Investments as of June 30, 2013.

(b)

Statement of Assets and Liabilities as of June 30, 2013.

(c)

Statement of Operations for the year ended June 30, 2013.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2013, and the year ended June 30, 2012.

(e)

Financial Highlights for Institutional Class shares of the Fund for the year ended June 30, 2013, the year ended June 30, 2012, the year ended June 30, 2011, the year ended June 30, 2010, and the year ended June 30, 2009.

(f)

Financial Highlights for Class Y shares of the Fund for the year ended June 30, 2013, the year ended June 30, 2012, the year ended June 30, 2011, the year ended June 30, 2010, and the period ended June 30, 2009.

(g)

Notes to Financial Statements.

(h)

Report of Independent Registered Public Accounting Firm dated August 23, 2013.

Phocas Small Cap Value Fund

(a)

Schedule of Investments as of June 30, 2013.

(b)

Statement of Assets and Liabilities as of June 30, 2013.

(c)

Statement of Operations for the year ended June 30, 2013.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2013, and the year ended June 30, 2012.

(e)

Financial Highlights for the year ended June 30, 2013, the year ended June 30, 2012, the year ended June 30, 2011, the six months ended June 30, 2010, the year ended December 31, 2009, and the year ended December 31, 2008.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 23, 2013.

MFG Core Infrastructure Fund

(a)

Schedule of Investments as of June 30, 2013.

(b)

Statement of Assets and Liabilities as of June 30, 2013.

(c)

Statement of Operations for the period ended June 30, 2013.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2013, and for the period ended June 30, 2012.

(e)

Financial Highlights for the year ended June 30, 2013, and for the period ended June 30, 2012.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 23, 2013.

MFG Global Equity Fund

(a)

Schedule of Investments as of June 30, 2013.

(b)

Statement of Assets and Liabilities as of June 30, 2013.

(c)

Statement of Operations for the period ended June 30, 2013.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2013, and for the period ended June 30, 2012.

(e)

Financial Highlights for the year ended June 30, 2013, and for the period ended June 30, 2012.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 23, 2013.